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                                                                    EXHIBIT 21.1

                    LA QUINTA PROPERTIES, INC. SUBSIDIARIES

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NAME                                                                            STATE OF INCORPORATION
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
Meditrust TRS, Inc.                                                             Delaware
La Quinta TRS, Inc.                                                             Delaware
La Quinta TRS II, Inc.                                                          Delaware
La Quinta TRS III, Inc.                                                         Delaware
La Quinta TRS IV, Inc.                                                          Delaware
La Quinta Investments, Inc.                                                     Delaware
LQ Investments I                                                                Texas
LQ Investments II                                                               Texas
LQ-LNL Limited Partnership                                                      Texas
LQ-East Irvine Joint Venture                                                    California
LQ-Baton Rouge Joint Venture                                                    Texas
LQ Motor Inn Venture - Austin No. 530                                           Texas
La Quinta San Antonio South Joint Venture                                       Texas
La Quinta Denver - Peoria Street, Ltd.                                          Texas
LQ - Big Apple Joint Venture                                                    Texas
La Quinta Inns of Lubbock, Inc.                                                 Texas
La Quinta Inns of Puerto Rico, Inc.                                             Delaware
La Quinta Plaza, Inc.                                                           Texas
La Quinta Inns de Mexico S.A. de C.V.                                           Mexico
La Quinta Financial Corporation                                                 Texas
La Quinta Realty Corp.                                                          Texas
LQI Acquisition Corp.                                                           Delaware
La Quinta Motor Inns Limited Partnership                                        Delaware
La Quinta Development Partners, L.P.                                            Delaware
LQM Operating Partners, L.P.                                                    Delaware
Meditrust Healthcare Corporation                                                Delaware
MT Limited I LLC                                                                Delaware
T and F Properties, LP                                                          Delaware
MT General LLC                                                                  Delaware
Meditrust of Bedford, Inc.                                                      Delaware
Meditrust of Kansas, Inc.                                                       Kansas
Meditrust Mortgage Investments, Inc.                                            Delaware
Meditrust Financial Services Corporation                                        Delaware
Meditrust Management Company                                                    Massachusetts
Meditrust Acquisition Company LLC                                               Delaware
Meditrust Acquisition Company II LLC                                            Delaware

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                       LA QUINTA CORPORATION SUBSIDIARIES

NAME                                                                            STATE OF INCORPORATION
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
MOC Holding Company                                                             Delaware
La Quinta Leasing Company                                                       Delaware
TeleMatrix Equipment LLC                                                        Florida
La Quinta Inns, Inc.                                                            Delaware
TeleMatrix, Inc.                                                                Florida
LQ-WB, LLC                                                                      Delaware
LQ-West Bank Joint Venture - 1982                                               Texas
La Quinta - Wichita Kansas No. 532, Ltd.                                        Texas
LQP Acquisition Corp.                                                           Delaware
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